AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                        HILITE INDUSTRIES AUTOMOTIVE, LP












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                                TABLE OF CONTENTS

Section                              Title                                  Page
-------                              -----                                  ----

Recitals.......................................................................1
Agreement......................................................................1

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1.         Certain Defined Terms.....................................1

                                   ARTICLE II
                                  ORGANIZATION

Section 2.1.         Formation.................................................2
Section 2.2.         Name of Partnership.......................................2
Section 2.3.         Place of Business; Registered Agent.......................3
Section 2.4.         Term......................................................3
Section 2.5.         Purpose and Powers........................................3
Section 2.6.         Qualification in other Jurisdictions......................3

                                   ARTICLE III
                                 CAPITALIZATION

Section 3.1.         Capital Contributions by the Partners.....................3
Section 3.2.         Matters Relating to Capital Accounts......................4
Section 3.3.         Other Matters Relating to Capital Contributions...........4

                                   ARTICLE IV
                          DISTRIBUTIONS AND ALLOCATIONS

Section 4.1.         Allocation of Profit and Loss.............................5
Section 4.2.         Special Allocations.......................................5
Section 4.3.         Distributions of Net Cash Flow............................6
Section 4.4.         Allocation of Nonrecourse Liabilities.....................6
Section 4.5.         Amounts Withheld..........................................6

                                    ARTICLE V
                                 FISCAL MATTERS

Section 5.1.         Fiscal Year and Other Elections...........................7
Section 5.2.         Tax Returns...............................................7

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Section 5.3.         Books and Records.........................................7
Section 5.4.         Reports to Partners.......................................7

                                   ARTICLE VI
                                 ADMINISTRATION

Section 6.1.         Management of the Partnership.............................7
Section 6.2.         The General Partner's Role................................9
Section 6.3.         Certain Expenses of the General Partner...................9
Section 6.4.         Bank Accounts.............................................9
Section 6.5.         Exculpation and Indemnification of the General Partner....9
Section 6.6.         The Limited Partners' Limited Role.......................10
Section 6.7.         The Limited Partners' Limited Liability..................10
Section 6.8.         Reliance by Third Parties................................10
Section 6.9.         Reliance by the General Partner..........................10
Section 6.10.        No Rights in Other Activities............................10

                                   ARTICLE VII
                                   COMPOSITION

Section 7.1.         Transfers, Pledges and Dispositions......................10
Section 7.2.         Death, Etc., of a Limited Partner........................11
Section 7.3.         Other Successors and Assigns.............................11
Section 7.4.         Admission of an Additional/Substitute Partner............11

                                  ARTICLE VIII
                           DISSOLUTION AND LIQUIDATION

Section 8.1.         Dissolution..............................................13
Section 8.2.         Right to Continue the Limited Partnership's Business.....13
Section 8.3.         Liquidation..............................................13
Section 8.4.         Termination..............................................14
Section 8.5.         Fiscal Year of Termination...............................14
Section 8.6.         Continuing Liabilities and Other Obligations.............14
Section 8.7.         Final Statement..........................................15

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.1.         Notice...................................................15
Section 9.2.         Further Assurances.......................................15
Section 9.3.         Power of Attorney........................................15
Section 9.4.         Section and Other Headings...............................16


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Section 9.5.         Governing Law............................................16
Section 9.6.         Severability.............................................16
Section 9.7.         Counterparts.............................................16
Section 9.8.         Successors and Assigns; Assignment.......................17
Section 9.9.         No Third Party Rights....................................17
Section 9.10.        No Waiver by Actions, Etc................................17
Section 9.11.        Modification, Amendment, Etc.............................17
Section 9.12.        Entire Agreement.........................................18






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          THIS AGREEMENT OF LIMITED  PARTNERSHIP OF HILITE  INDUSTRIES,  LP (the
"Agreement") is entered into as of December 31, 1997, by and between Hilite Industries -Texas, Inc., a Delaware corporation, as general partner (the
"General  Partner"),   and  Hilite  Industries   -Delaware,   Inc.,  a  Delaware
corporation, as limited partner (the "Limited Partner").

                                    RECITALS

          The parties hereto desire to form a limited partnership under the Texas Revised Limited Partnership Act (the "Act") for the purposes of establishing, owning and operating the Business (as defined below) and undertaking such other acts as may be allowed pursuant to this Agreement, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

          In consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.1. CERTAIN DEFINED TERMS. As used in this Agreement the following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to both the singular and plural forms of the term defined:

          "Act" means the Texas Revised Limited Partnership Act, as it may be amended from time to time, and any successor to such Act.

          "Affiliate" means a person, entity or organization directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person, entity or organization in question. The term "control," as used in the immediately preceding sentence, means, with respect to an entity that is a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of such corporation and, with respect to a person or organization that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person or organization.

          "Agreement" shall mean this Agreement of Limited Partnership and the schedules hereto, as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein.

          "Business" shall mean the engaging in the design manufacture and sale of highly engineered components and assemblies for the automotive industry, any activities incidental thereto and such other business activity as may be determined by the Partners.



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          "Capital Account" shall have the meaning assigned to it in Section 3.2 hereof.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, or any corresponding or succeeding provisions of applicable law.

          "General Partner" shall mean Hilite Industries - Texas, Inc., a Delaware corporation, and any other person admitted as a General Partner in accordance with this Agreement.

          "Limited Partners" shall mean Hilite Industries - Delaware, Inc., a Delaware corporation, and any other person admitted as a Limited Partner in accordance with this Agreement.

          "Liquidating Partner" shall mean (a) the General Partner, or (b) if the General Partner is without capacity to act, a Limited Partner selected by Limited Partners owning a majority of the Percentage of the Limited Partners.

          "Net Cash Flow" for a fiscal year shall mean the amount by which the sum of (a) the gross cash receipts of the Partnership during the fiscal year and
(b) the amount of any reduction in the Reserves from Net Cash Flow from the prior fiscal year, exceeds the sum of (c) the gross cash expenditures of the Partnership during the fiscal year and (d) the amount of any increase in the Reserves from Net Cash Flow from the prior fiscal year.

          "Partners" shall mean the General Partner and the Limited Partners. "Partner" shall mean either one of the Partners.

          "Percentage" of a Partner means initially the percentage set forth opposite such Partner's name on Schedule A hereto and shall subsequently be adjusted as provided herein.

          "Person" shall mean, without limitation, a natural person, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, government or governmental authority, agency or instrumentality, and any group of any of the foregoing acting in concert.

          "Profit" or "Loss" shall mean, for any fiscal year of the Partnership, the Partnership's taxable income or loss, respectively, for such year as computed for federal income tax purposes (including all items required to be separately stated), increased by items of income which are exempt from federal income tax and reduced by expenditures which, under federal income tax law, are neither deductible nor properly chargeable to a capital account, other than amounts required to be specially allocated pursuant to Section 4.2 hereof.

          "Reserves" shall mean, for any fiscal year of the Partnership, such cash amounts as the General Partner, in its sole discretion, determines from time to time are reserved for the payment of liabilities, operating capital expenses or contingent obligations of the Partnership.



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          "Transfer"  shall  have the  meaning  ascribed  to it in  Section  7.1 hereof.

          1.2 Number and Gender. Whenever the context requires, references in this Agreement to the singular number include the plural, and the plural number includes the singular, and words denoting gender include the masculine, feminine and neuter.

                                   ARTICLE II

                                  ORGANIZATION

          SECTION 2.1. FORMATION. By execution of this Agreement, the Limited Partners become members of the limited partnership (the "Partnership") formed pursuant to the Certificate of Limited Partnership filed with the Secretary of State of the State of Texas on December 31, 1997, all upon the terms and provisions and subject to the conditions set forth in this Agreement.

          SECTION 2.2. NAME OF PARTNERSHIP. The name of the Partnership is HILITE INDUSTRIES AUTOMOTIVE, LP, or such other name as from time to time may be selected by the General Partner which is acceptable to the appropriate recording authorities. The General Partner shall notify the Limited Partners of any change of the name of the Partnership. The Partnership shall promote all of its purposes and conduct all of its affairs and business under such name, and title to all of its assets shall be held in such name.

          SECTION 2.3. PLACE OF BUSINESS; REGISTERED AGENT. The registered office of the Partnership in the State of Texas shall be located at 400 North St. Paul, Dallas, Texas 75201, and its registered agent for service of process at such registered office shall be Corporation Service Company, d/b/a CSC-Lawyers Incorporating Service Company. The principal office and the principal place of business of the Partnership in the State of Texas shall be located at 1671 S. Broadway, Carrollton, Texas 75006. The General Partner may open additional offices of the Partnership or change the principal place of business of the Partnership to any other place upon ten days written notice to the Limited Partner.

          SECTION 2.4. TERM. The term of the Partnership shall continue for an indefinite term, unless sooner terminated in the manner provided in this Agreement.

          SECTION 2.5. PURPOSE AND POWERS.

          (a) Subject to the limitations set forth in this Agreement and of applicable law, the purpose of the Partnership is to establish, own, operate, manage and dispose of the Business.

          (b) In pursuance of such purposes, the Partnership shall have the power to:

                    (1)       own, operate, manage, and dispose of the Business;


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                    (2)       mortgage   or   otherwise    encumber,    finance,
refinance, sell, exchange, transfer or otherwise dispose of the Partnership's assets, in whole or in part; and

                    (3) enter into and perform such contracts, make such borrowings (whether on a secured or unsecured basis), conduct such activities, engage in such transactions, and do such other acts and things as may be necessary, appropriate or desirable in connection with, or incidental or related to, the furtherance or accomplishment of the Partnership's purpose.

          SECTION 2.6. QUALIFICATION IN OTHER JURISDICTIONS. The General Partner shall cause the Partnership to be qualified in any jurisdiction determined by the General Partner to be necessary.


                                   ARTICLE III

                                 CAPITALIZATION

          SECTION 3.1. CAPITAL CONTRIBUTIONS BY THE PARTNERS.

          (a) Upon the execution of this Agreement, the General Partner and the Limited Partner shall contribute the assets set forth opposite such Partner's name on Schedule A hereto to the capital of the Partnership and shall receive the Percentage set forth opposite such Partner's name on Schedule A hereto.

          (b) In the event the Partnership requires additional capital, the General Partner may require the Partners to contribute on a pro rata basis to the Partnership such additional capital as it shall deem necessary in its discretion. If a Partner is unable or unwilling to make any or all of his proportionate contributions, then the Partnership shall pro rata dilute such Partner's Partnership Interest based on the contributions made by the other Partners.

          (c) Except as otherwise expressly provided in this Agreement, no Partner shall be required to contribute or lend funds or property to the Partnership. Except as otherwise expressly provided in this Agreement, no Partner shall be permitted to contribute or lend funds or property to the Partnership without the consent of the General Partner.

          SECTION 3.2. MATTERS RELATING TO CAPITAL ACCOUNTS.

          (a) A separate Capital Account shall be established and maintained for each Partner in accordance with Treasury Regulation ss.1.704-1(b). A Partner's Capital Account shall reflect the fair market value of the property (net of any liabilities secured by such property that the Partnership is considered to assume or take subject to) initially contributed to the Partnership's capital by such Partner and thereafter shall be: (1) increased by (i) the amount of Profit allocable to such Partner and any income or gain specially allocated to such Partner, (ii) any cash and the fair market value of any property (net of any liabilities secured by such property that the Partnership is considered to assume


                                       -4-

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or take subject to)  subsequently  contributed to the capital of the Partnership by the Partner, and (iii) in the case of property distributed in kind, the amount of gain, if any, which would have been allocated to such Partner if the property had been sold by the Partnership for its fair market value on the date of distribution; and (2) decreased by (i) the amount of Loss allocable to such Partner and any losses or deductions specially allocated to such Partner, (ii) the amount of cash and the fair market value of any property (net of any liabilities secured by such property that the Partner is considered to assume or take subject to) distributed to such Partner, and (iii) in the case of property distributed in kind, the amount of loss, if any, that would have been allocated to such Partner if the property had been sold by the Partnership for its fair market value on the date of distribution.

          (b) The General Partner may adjust the Capital Accounts to reflect a revaluation of Partnership property on the Partnership's books in accordance with Treasury Regulation ss.1.704- 1(b)(2)(iv)(f) under the circumstances described therein. In the event that property contributed to the Partnership has a fair market value which differs from its basis (at the time of contribution) or an election is made under Treasury Regulation ss.1.704-1(b)(2)(iv)(f), the Capital Accounts shall be adjusted in accordance with Treasury Regulation ss.1.704-1(b)(2)(iv)(g) for allocations of depreciation, amortization and gain or loss, as computed for book purposes, with respect to such property.

          (c) The provisions of this Agreement are intended to comply with Treasury Regulation ss.1.704-1(b) and -2 and shall be interpreted and applied in a manner consistent with such regulations. The General Partner shall have the power to amend this Agreement (including, without limitation, to modify the manner in which Capital Accounts are maintained) in order to comply with such regulations (as they are currently in effect or may subsequently be amended).

          SECTION 3.3. OTHER MATTERS RELATING TO CAPITAL CONTRIBUTIONS.

          (a) No Partner shall be liable to any other Partner for the return of that other Partner's capital contribution.

          (b) No interest shall accrue for the benefit of any Partner or be paid on to any Partner on account of any contribution to the capital of the Partnership.

          (c) In the event of a Transfer by a Partner of all or a part of the Partner's interest in the Partnership in accordance with this Agreement, a proportionate amount of the Capital Account and Percentage of the transferor shall be transferred to such transferee and Schedule A to this Agreement shall be adjusted to reflect such transfer.

          (d) Except as otherwise expressly provided in this Agreement, no Partner shall be permitted to withdraw any part of the Partner's contribution to the capital of the Partnership without the written consent of the General Partner.


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          (e)       Except as otherwise expressly provided in this Agreement,  a
Partner who lends money to or transacts other business with the Partnership shall have the same rights and obligations with respect thereto as a person who is not a Partner.


                                   ARTICLE IV

                          DISTRIBUTIONS AND ALLOCATIONS

          SECTION 4.1. ALLOCATION OF PROFIT AND LOSS. Profit and Loss for each fiscal year of the Partnership shall be allocated to the Partners in accordance with their respective Percentages.

          SECTION 4.2. SPECIAL ALLOCATIONS.

          (a) Notwithstanding the foregoing, if there is a net decrease in the Partnership minimum gain under Treasury Regulation ss.1.704-2(d) (with respect to "nonrecourse liabilities") or partner nonrecourse debt minimum gain under Treasury Regulation ss.1.704-2(i) (with respect to "partner nonrecourse debt") during a fiscal year, the Partners shall be allocated items of income and gain for such year (and if necessary for subsequent years) in the amounts and proportions determined pursuant to the provisions of Treasury Regulation ss.1.704-2(f) and (i)(4), respectively. In addition, if a Partner unexpectedly receives any adjustments, allocation or distributions described in Treasury Regulation ss.1.704-1(b)(2) (ii)(d)(4), (5) or (6) which creates or increases a deficit in his Capital Account balance (as adjusted pursuant to such regulations), items of Partnership income (including gross income) and gain (consisting of a pro rata portion of each item of Partnership income and gain) shall be specially allocated to such Partner in an amount and manner sufficient to eliminate such deficit balance as quickly as possible pursuant to the provisions of Treasury Regulation ss.1.704-1(b)(2)(ii)(d). If at the end of any fiscal year of the Partnership (after taking into account all allocations as if this sentence and the prior sentence were not part of the Agreement) a Partner has a deficit Capital Account balance (taking into account any deficit restoration obligation of such Partner, including without limitation, any amount which such Partner is deemed obligated to restore pursuant to Treasury Regulation ss.1.704-1(g)(1) or (i)(5), and any adjustment pursuant to Treasury Regulation ss.1.704- 1(b)(2) (ii)(d)(4), (5) or (6)), such Partners shall be specially allocated items of Partnership income and gain in the amount of such deficit as quickly as possible. Except as otherwise provided in this Section
4.2(a), nonrecourse deductions within the meaning of Treasury Regulation ss.1.704-2(i) shall be allocated as provided therein. It is the intent of the Partners that any special allocation pursuant to this Section 4.2(a) shall be offset with other special allocations pursuant to this Section 4.2(a). Accordingly, special allocations of Partnership income, gain, loss or deduction shall be made in a manner so that, in the reasonable determination of the General Partner, taking into account likely future allocations under this
Section 4.2(a), after such allocations are made, each Partner's Capital Account is, to the extent possible, equal to the Capital Account it would have had if this Section 4.2(a) were not part of the Agreement.



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          (b)       In the event that property  contributed  to the  Partnership has a fair market value which differs from its basis (at the time of contribution) or an election is made by the General Partner under Section 3.2(b) hereof to adjust Capital Accounts to reflect a revaluation of Partnership property, income, gain, loss and deduction as computed for federal income tax purposes with respect to such property shall be allocated in the manner determined by the General Partner, consistently applied, pursuant to Section 704(c) of the Code so as to take into account any variation between the Partnership's basis in the property and its fair market value on the date of the
contribution,   and  the   computation  of  Profit,   Loss,  any   depreciation,
amortization and gain or loss with respect to such property shall be based on such fair market value, as adjusted to take into account any depreciation and amortization deductions thereon.

          (c) In the event that the relative Percentages of the Partners vary during a fiscal year of the Partnership, the Profit, Loss, and any amount specially allocated pursuant to Section 4.2(a) hereof shall be allocated among the Partners under Section 706(d) of the Code in the manner determined by the General Partner, consistently applied.

          SECTION 4.3. DISTRIBUTIONS OF NET CASH FLOW. The Partnership shall make distributions of Net Cash Flow, at such times and in such amounts as the General Partner may determine in its sole discretion. Except in connection with the liquidation of the Partnership, Net Cash Flow for each fiscal year of the Partnership shall be distributed in proportion to the Percentages on the date of distribution.

          SECTION 4.4. ALLOCATION OF NONRECOURSE LIABILITIES. A Partner's share of the nonrecourse liabilities of the Partnership shall be allocated in accordance with Treasury Regulation ss.1.752-3(a), except that excess nonrecourse liabilities shall be allocated among the Partners in accordance with the manner in which the General Partner reasonably expects that the nonrecourse deductions allocable to such liabilities will be allocated.

          SECTION 4.5. AMOUNTS WITHHELD. Any amount withheld pursuant to federal, state, local or foreign tax law from a distribution by or on behalf of the Partnership to a Partner shall be treated as distribution to such Partner pursuant to Section 4.3. Any other amount withheld with respect to a Partner pursuant to any federal, state, local or foreign tax law in connection with any payment to or income of the Partnership from a third party as determined by the General Partner shall be treated as a loan from the Partnership to such Partner. If such loan is not repaid within 30 days from the date the Partnership notifies the Partner of such withholding, the loan shall bear interest at a rate equal to Comerica Bank - Texas' prime rate as announced from time to time plus five percentage points, compounded annually. In addition to all other remedies the Partnership may have, the Partnership may withhold distributions that would otherwise be payable to such Partner and apply such amount toward repayment of the loan.



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                                    ARTICLE V

                                 FISCAL MATTERS

          SECTION 5.1. FISCAL YEAR AND OTHER ELECTIONS.

          (a) The fiscal year of the Partnership shall be the year from July 1 to June 30 or such other year as the General Partner may select pursuant to applicable law. Except as otherwise expressly provided in this Agreement, all tax and accounting decisions and elections required or permitted to be made by the Partnership for tax purposes under applicable law shall be made by the General Partner, in its sole discretion.

          (b) The General Partner shall be the "tax matters partner" of the Partnership within the meaning of Section 6231(a)(7) of the Code.

          SECTION 5.2. TAX RETURNS. The General Partner, at the expense of the Partnership, shall prepare and file, or shall cause to be prepared and filed, all federal and any required state and local income and other tax returns for the Partnership.

          SECTION 5.3. BOOKS AND RECORDS. The General Partner shall maintain or cause to be maintained full and accurate books and records of the assets, business and affairs of the Partnership, in accordance with the Partnership's method of accounting.

          SECTION 5.4. REPORTS TO PARTNERS. The Partnership shall distribute to each Partner a copy of such Partners, Schedule K-1 to the U.S. Partnership Return of Income (Form 1065) as soon as practicable after the end of each fiscal year of the Partnership.

          SECTION 5.5. PARTNERSHIP STATUS. The Partners intend that the Partnership be characterized as a partnership for federal income tax purposes. No Partner shall make any election that would adversely affect such characterization without the consent of the General Partner.

                                   ARTICLE VI

                                 ADMINISTRATION

          SECTION 6.1. MANAGEMENT OF THE PARTNERSHIP.

          (a) Except as otherwise expressly provided in this Agreement or by applicable law, the General Partner shall have the exclusive right, power and authority to manage the assets, business and affairs of the Partnership, with all rights and powers and the full authority necessary, desirable or appropriate to operate the same for Partnership purposes, to incur, perform, satisfy and compromise all manner of obligations on behalf of the Partnership; and to make all decisions and do all things necessary or desirable in connection therewith.

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          (b)       Without  limiting the generality of Section 6.1(a) above, or any other term or provision of this Agreement and except as otherwise prohibited or limited by the provisions of this Agreement or applicable law, the General Partner shall have the exclusive right, power and authority to, directly or indirectly, take or omit whatever action for Partnership purposes that the General Partner may, in its sole discretion, deem necessary or desirable to carry out the Partnership's purposes, including but not limited to the right, power and authority:

                    (1) to enter into and perform in the name of the Partnership any contract, lease, agreement, instrument or other arrangement;

                    (2) to pay or otherwise satisfy, perform or compromise any and all of the Partnership's administrative, interest, operating and other expenses, capital expenditures, indebtedness and other liabilities and obligations;

                    (3) to employ, retain or otherwise secure the services of various persons (including the General Partner and its Affiliates), or to enter into contracts or other arrangements with them, and to delegate one or more of its rights, powers and obligations under this Agreement and applicable law to one or more of them;

                    (4) to borrow money and encumber the assets of the Partnership;

                    (5) to adjust, compromise, settle, abandon or refer to arbitration any suit, proceeding, dispute or claim in favor of or against the Partnership, and to institute, prosecute and defend any legal action or proceeding or any arbitration proceeding;

                    (6) to sell, assign, exchange, transfer or otherwise dispose of one or more, or all or substantially all, of the Partnership's assets;

                    (7) to exercise any or all of the powers of the Partnership set forth in Section 2.5(b) and to perform other obligations and make the determinations provided elsewhere in this Agreement to be performed by the General Partner; and

                    (8) to do all such other things, engage in such other transactions, and execute, acknowledge, deliver and perform such other instruments and documents as may be deemed necessary, desirable or appropriate by the General Partner to effectuate the foregoing powers or conduct the business or affairs of the Partnership.

          (c) Any payment to the General Partner or an Affiliate of the General Partner (other than in its capacity as a Partner) for services rendered to the Partnership shall be an arm's length amount, not exceeding the prevailing rate in the area for comparable services.

          (d) Notwithstanding the foregoing, the General Partner shall not have any right to permit transfers of Partnership interests or admit new Partners, except in accordance with Article VII hereof.

          SECTION 6.2. THE GENERAL PARTNER'S ROLE. The General Partner shall cause its officers and employees to devote such time and attention to the business and affairs of the Partnership as it deems necessary for the full and faithful performance of its duties hereunder.

          SECTION 6.3. CERTAIN EXPENSES OF THE GENERAL PARTNER. The Partnership shall directly pay or promptly reimburse the General Partner for all out-of-pocket expenses reasonably incurred or paid by the General Partner in connection with the rights, powers and authority and the discharge of its obligations under this Agreement or applicable law, the formation of the Partnership, or the formation, operation, management or supervision of the Partnership's Business.

          SECTION  6.4.  BANK  ACCOUNTS.  The  General  Partner  shall cause the
Partnership to maintain one or more accounts, including checking, cash management and/or money market accounts, in such banks or other financial institutions as the General Partner may select. All amounts deposited by, or on behalf of the Partnership, in those accounts shall be and remain the property of the Partnership. Withdrawals from such accounts shall be made by signatories designated by the General Partner. No funds of the Partnership shall be kept in any account other than a Partnership account, and funds of the Partnership shall not be commingled with the funds of any other Person; and no Partner shall apply, or permit any other Person to apply, such funds in any manner, except in a manner which is for the benefit of the Partnership.

          SECTION 6.5. EXCULPATION AND INDEMNIFICATION OF THE GENERAL PARTNER. The Partnership shall, to the fullest extent permitted by law, indemnify and hold harmless the General Partner, its Affiliates and all officers, directors, partners, employees and agents of the General Partner and its Affiliates (individually an "Indemnitee") from and against any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which an Indemnitee may be involved, or threatened to be involved, as a party or otherwise, arising out of the business of the Partnership (regardless of whether an Indemnitee continues to be the General Partner, affiliate, officer, director, partner, employee or agent of the General Partner or Affiliate at the time any such liability or expense is paid or incurred) if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the interests of the
Partnership and the Indemnitee's conduct did not constitute intentional misconduct, gross negligence, fraud, self-dealing or usurpation or wasting of Partnership assets. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere shall not, in and of itself, create a presumption or otherwise constitute evidence that the Indemnitee acted in a manner contrary to that specified above. Any indemnification hereunder shall be satisfied solely out of the assets of the Partnership (or from insurance permitted to be obtained by the Partnership) and no Partner shall be subject to any personal liability by reason of these indemnification provisions.

          SECTION 6.6. THE LIMITED PARTNERS' LIMITED ROLE. The Limited Partners shall not take any part in the management of the business or affairs of the Partnership and shall have no right or authority to act for the Partnership or to bind the Partnership in any way. Except as otherwise expressly provided in this Agreement or by applicable law, the Limited Partners shall have no right to vote on any matter, and neither the consent nor the approval of the Limited Partners shall be required for any Partnership act.

          SECTION 6.7. THE LIMITED PARTNERS' LIMITED LIABILITY. The Limited Partners shall not have any personal liability whatsoever for any debts, liabilities or other obligations of the Partnership, and the liability of a Limited Partner shall be limited to the loss of its capital contribution, except as otherwise provided by applicable law.

          SECTION 6.8. RELIANCE BY THIRD PARTIES. Third parties dealing with the Partnership may rely conclusively upon the power and authority of the General Partner to act and shall not be required to inquire into or ascertain its authority.

          SECTION 6.9. RELIANCE BY THE GENERAL PARTNER. Without limiting the generality of any term or provision of this Agreement, the General Partner shall be entitled to reasonably rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication reasonably believed by the General Partner to be genuine and correct and to have been signed, sent or delivered by the proper person or persons; and the General Partner shall not be liable for any action taken or suffered in good faith by it in accordance therewith.

          SECTION 6.10. NO RIGHTS IN OTHER ACTIVITIES. Except as otherwise expressly provided in this Agreement, any Partner may engage in any other profession, activity or investment of any nature and description, independently or with others and may receive compensation therefrom and participate in the profits thereof, whether or not such profession, business, activity or investment is competitive with the Business and neither the Partnership nor the other Partners shall have any claim with respect thereto merely as a result of their relationship hereunder.


                                   ARTICLE VII

                                   COMPOSITION

          SECTION 7.1. TRANSFERS, PLEDGES AND DISPOSITIONS.

          (a) No Partner may withdraw from the Partnership or pledge, hypothecate, grant a security interest in, or otherwise encumber, or sell, assign, bequeath, exchange, give, transfer or otherwise voluntarily or involuntarily dispose of (collectively, "Transfer") any interest in the Partnership, except as otherwise expressly permitted under this Agreement. Any purported Transfer in violation of this Agreement shall be null and void ab initio and of no force or effect.

          (b) No Limited Partner may Transfer all or any part of its Partnership interest without the prior written consent of the General Partner, which consent may be withheld in its sole discretion.

          (c) Notwithstanding anything herein to the contrary, no Partner may Transfer all or any part of its Partnership interest if such Transfer could
(1) result in a Transfer to an incompetent; (2) cause a termination of the Partnership under the Code; (3) violate or cause the Partnership to violate any applicable law, rule or ordinance; or (4) breach any agreement, with or without notice and/or the passage of time, to which the Partnership is a party. The General Partner may, if it deems it appropriate, require that the Transferring Partner deliver to the Partnership a favorable legal opinion of counsel, acceptable to the General Partner, in form and substance satisfactory to the General Partner, as to compliance with securities laws and may obtain at the Partnership's expense a legal opinion of counsel, as to all or any of the other matters listed above and as to such other matters as the General Partner deems appropriate in connection with the Transfer.

          SECTION 7.2. DEATH, ETC., OF A LIMITED PARTNER. The withdrawal, bankruptcy, dissolution, death, incapacity or removal of a Limited Partner shall not cause a dissolution of the Partnership, nor shall the Partnership be required to take cognizance of, or take any action with respect to, such withdrawal, bankruptcy, dissolution, death, incapacity or removal, except as otherwise expressly provided herein.

          SECTION 7.3. OTHER SUCCESSORS AND ASSIGNS. A successor or permitted transferee who does not become a Partner shall be entitled as a result of a Transfer only to receive the economic benefits of the interest in the Partnership to which his predecessor or transferor would otherwise have been entitled, and such successor or transferee shall have no right as a Limited Partner, unless and until such time as he may be admitted to the Partnership in accordance with the terms and provisions of this Agreement.

          SECTION 7.4. ADMISSION OF AN ADDITIONAL/SUBSTITUTE PARTNER.

          (a) Subject to the provisions of this Article VII, a permitted transferee of a Partnership interest shall be admitted as a Partner, only upon the consent of the General Partner, which consent may be withheld in its sole discretion, and the satisfactory completion of the following:

                    (1) the transferee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart hereof and shall have expressly assumed all the obligations of the transferor hereunder and shall have executed such other documents or instruments as the General Partner may require in order to effect the admission of such person as a Partner;

                    (2) an amendment to the Certificate of Limited Partnership on file with the Office of the Secretary of State of the State of Texas shall, if required by applicable law, be filed for recording, evidencing the admission of such person as a Partner;

                    (3) the transferee shall have delivered a letter containing a representation that its acquisition of a Partnership interest is made as a principal for its own account, for investment purposes only, and not with the view to the resale or distribution of such Partnership interest, and that it will not transfer such Partnership interest or any portion thereof to anyone who does not so represent and warrant;

                    (4) if the transferee is an entity, it shall have provided evidence satisfactory to counsel for the Partnership of its authority to become a Partner under the terms and provisions of this Agreement; and

                    (5) the transferee shall comply with applicable law, including all applicable governmental rules and regulations.

          (b) A transferee who is admitted as a Partner shall be admitted as a General Partner if the transferor was a General Partner and as a Limited Partner if the transferor was a Limited Partner.

          (c) Upon the prior written consent of the General Partner, the other Partners shall cooperate with any such transferee who wishes to become a substitute Partner by preparing the documentation required and making all official filings and publications as promptly as possible. All expenses in connection therewith shall be paid by such transferee.


                                  ARTICLE VIII

                           DISSOLUTION AND LIQUIDATION

          SECTION 8.1. DISSOLUTION. The Partnership shall be dissolved upon the first of the following events to occur:

          (a) the withdrawal, bankruptcy, dissolution, death, incapacity or removal of a General Partner, unless the Partnership's business is continued as provided in Section 8.2 hereof;

          (b) the sale of all or substantially all of the Partnership's assets;

          (c) the determination of the General Partner to terminate the Partnership; or

          (d) entry of a decree of judicial dissolution by the courts of the State of Texas.

          SECTION 8.2. RIGHT TO CONTINUE THE LIMITED PARTNERSHIP'S BUSINESS. Upon the withdrawal, bankruptcy, death, incapacity or removal of the last remaining General Partner, a majority of the Limited Partners, shall have the right but not the obligation, exercisable in writing within ninety (90) days from such withdrawal, bankruptcy, death, incapacity or removal, to continue the Partnership's affairs and business in a reconstituted form as herein provided; provided that, a successor general partner is elected by Limited Partners owning a majority of the Percentages of the Limited Partners and is admitted to the Partnership as a general partner within such time period. In that event, the Partnership shall not be liquidated but shall continue, and the former General Partner shall transfer its entire Partnership interest at fair market value to such successor general partner, provided, however, that if the former General Partner withdraws, the successor general partner shall acquire its interest from the Partnership. The reconstituted Partnership shall succeed to the name, style, assets, business and affairs, as well as the debts, liabilities and other obligations, of the Partnership.

          SECTION 8.3. LIQUIDATION.

          (a) Upon a dissolution of the Partnership, unless the Partnership is reconstituted under Section 8.2 hereof, the Liquidating Partner shall take or cause to be taken a full account of the Partnership's assets, indebtedness and liabilities as of the date of such dissolution and shall proceed with reasonable promptness to liquidate the Partnership's assets and to terminate its affairs and business. The Partnership property, or the proceeds from the liquidation thereof, shall be applied in cash or in kind in the following order:

                    (1) to the payment of all liabilities and obligations of the Partnership, including expenses of the liquidation and liabilities and obligations to the Partners, other than on account of their Capital Accounts or liabilities for distributions under applicable law,

                    (2) to the establishment of such reserves for contingent and unforeseen liabilities or obligations of the Partnership as are deemed necessary or desirable by the Liquidating Partner, provided, however, that, at the expiration of such period as the Liquidating Partner may reasonably deem advisable, the remaining balance of such reserves shall be distributed in accordance with subparagraph (3) below, and

                    (3) to the Partners, to be divided among them in accordance with their respective Capital Account balances (determined after the allocation of Profit, Loss and special allocations and any required capital contribution).

          (b) The Liquidating Partner shall be allowed a reasonable time for the orderly liquidation of the Partnership's assets and the discharge of indebtedness and other liabilities to creditors, so as to minimize losses resulting from the liquidation of the Partnership's assets. The Liquidating Partner shall not be entitled to compensation for its services in liquidating the Partnership.

          SECTION 8.4. TERMINATION. Upon completion of the foregoing liquidation and distribution, the Liquidating Partner shall file or cause to be filed with the Secretary of State of the State of Texas, a certificate of cancellation of the Certificate of Limited Partnership, and the Partnership thereupon shall be terminated.

          SECTION 8.5. FISCAL YEAR OF TERMINATION. The Liquidating Partner shall use its best efforts to liquidate the Partnership and terminate its affairs and business in the same fiscal year that the Partnership sells all or substantially all of its assets. Upon the liquidation of the Partnership (or any Partner's interest therein) within the meaning of Treasury Regulation ss.1.704-1(b) (2)
(ii) (g), the
liquidating distributions shall be made on or before the close of the Partnership's fiscal year in which the liquidation occurs, or if later within ninety (90) days after the date of such liquidation. In the case of the liquidation of the Partnership, such distribution may be made to a trust established for the benefit of the Partners for purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, paying any liabilities of the Partnership and distributing the remaining amounts to the Partners in the same amounts as would have been distributed by the Partnership without regard to the trust.

          SECTION 8.6. CONTINUING LIABILITIES AND OTHER OBLIGATIONS. Except as may otherwise be expressly provided herein, no reconstitution, termination, dissolution or liquidation of the Partnership shall relieve, release or otherwise discharge any Partner, or any of that Partner's successors, assigns, heirs or legal representatives, from any previous breach or default of, or any liability or other obligation theretofore incurred or accrued under, any term or provision of this Agreement or applicable law, and any and all liabilities, claims, demands or causes of action arising from any such breaches, defaults, liabilities and obligations shall survive any such reconstitution, termination, dissolution or liquidation.

          SECTION 8.7. FINAL STATEMENT. As soon as practicable after dissolution of the Partnership, the Liquidating Partner shall cause to be prepared a statement of the Partnership's assets and liabilities as of the date of such dissolution and furnished to the Partners.


                                   ARTICLE IX

                                  MISCELLANEOUS

           SECTION 9.1. LIMITATION OF AUTHORITY. Except as expressly provided herein, no provision hereof shall be deemed to create any partnership, joint venture, joint enterprise or association among the parties hereto, or to authorize or to empower any party hereto to act on behalf of, obligate or bind any other party hereto.

          SECTION 9.2. NOTICE. Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be signed by the party giving it, shall be sent to the addressee at the address or telecopy number set forth below on Schedule A hereto and to the Partnership at its principal office (or at such other address or telecopy number as shall be designated hereunder by notice to the other parties) and shall be deemed conclusively to have been given: (a) on the business day following the day on which it is sent by telecopy with a confirmation generated by the transmitting machine showing the proper number of pages being transmitted without error; (b) on the date which it is delivered if delivered by hand; (c) on the business day following the day on which it is sent postage prepaid and return receipt requested by United States Express Mail or other reputable overnight courier service for next day or next business day delivery; (d) on the fifth day following the day sent by certified or registered United States mail, postage prepaid and return receipt requested; or (e) when received by the addressee, if sent otherwise.

          SECTION 9.3. FURTHER ASSURANCES. Each Partner hereto agrees that, upon the request of the General Partner, it will do such further acts and things and execute, acknowledge, deliver and record such other agreements, instruments and statements as from time to time may be reasonably necessary or desirable to evidence, confirm or carry out the intent and purpose of this Agreement.

          SECTION 9.4. POWER OF ATTORNEY.

          (a) Each Partner, by his execution of this Agreement, hereby irrevocably makes, constitutes and appoints the General Partner as its true and lawful attorney-in-fact, with full power of substitution, to act in his name, place and stead, to make, execute, sign, acknowledge and file on behalf of each of them and on behalf of the Partnership:

                    (1) Amendments to or restatements of this Agreement and the Certificate of Limited Partnership as may be required or permitted pursuant to law or the provisions of this Agreement, including without limitation, amendments required to effect the admission of additional or substitute Partners pursuant to Article VII;

                    (2) Any instruments, documents, certificates or other papers which the General Partner may deem necessary or desirable to effect the termination of the Partnership after its dissolution as provided in this Agreement;

                    (3)       Any  fictitious  name   certificate   required  or
permitted by law to be filed on behalf of the Partnership; and

                    (4) Any other instruments, documents and certificates which may from time to time be required or permitted by the laws of any state, the United States of America, or any political subdivision or agency thereof, to effectuate, implement, continue and defend the valid and subsisting existence, rights and property of the Partnership as a limited partnership and its power to carry out its purposes as set forth in this Agreement.

          (b) The power of attorney granted under this Section 9.3 may be exercised by the attorney-in-fact by listing the Partners executing the agreement, certificate, instrument or other document with the single signature of the attorney-in-fact acting as attorney-in-fact for all such Partners.

          (c) The power of attorney under this Section 9.3 shall be irrevocable and shall be deemed to be a power coupled with an interest. The power of attorney shall survive the death, disability, legal incapacity, withdrawal, bankruptcy, insolvency, dissolution or cessation of the Partner and the transfer (by operation or law or otherwise) of its Partnership interest and shall survive and pass to a Liquidation Partner upon a liquidation of the Partnership.

          SECTION 9.5. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          SECTION 9.6. FEES AND EXPENSES. All fees and expenses, including, without limitation, attorneys' fees and expenses incurred in connection with this Agreement shall be borne by the Partnership.

          SECTION 9.7. GOVERNING LAW; JURY WAIVERS. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflict of law provisions that would defer to the substantive laws of another jurisdiction. Each party hereto hereby waives trial by jury with respect to any action brought, or any claim made, regarding, or in connection with, this Agreement.

          SECTION 9.8 SEVERABILITY. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that authority of the remaining terms and provisions Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other authority of any of the terms and provisions of this Agreement.

          SECTION 9.9 REMEDIES. In the event of any actual or prospective breach or default by any party, the other parties shall be entitled to equitable relief, including remedies in the nature of injunction and specific performance (without being required to post a bond or other security or to establish any actual damages). In this regard, the parties acknowledge that they will be irreparably damaged in the event this Agreement is not specifically enforced, since (among other things) the Percentages are not readily marketable. All remedies hereunder are cumulative and not exclusive, may be exercised concurrently and nothing herein shall be deemed to prohibit or limit any party from pursuing any other remedy or relief available at law or in equity for any actual or prospective breach or default, including the recovery of damages.

          SECTION 9.10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement binding upon all of the parties hereto.

          SECTION 9.11. SUCCESSORS AND ASSIGNS; ASSIGNMENT. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party; provided, however, that the foregoing provision shall not be deemed to authorize or permit any Partner to transfer any Partnership interest or any of its rights or obligations hereunder to any other person except as otherwise expressly permitted in this Agreement.

          SECTION 9.12. NO THIRD PARTY RIGHTS. The terms and provisions of this Agreement are for the exclusive benefit of the parties hereto, and no other person, including creditors of any party hereto, shall have any right or claim against any party by reason of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

          SECTION 9.13. NO WAIVER BY ACTIONS, ETC. Any waiver of, or consent to any departure from, any term or provision of this Agreement shall be in writing and signed by each party adversely affected thereby. Any waiver or consent respecting any term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise or enforce any of its rights, powers, privileges, remedies and interests with respect to, any term or provision of this Agreement in no manner (except as otherwise expressly provided herein) shall affect that party's right at a later time to enforce any such provision. No notice to or demand on a party in any event shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of a party under this Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, or privilege granted herein or pursuant to applicable law.

          SECTION 9.14. MODIFICATION, AMENDMENT, ETC. Any modification or amendment of this Agreement, except as otherwise expressly provided in the Agreement or as otherwise required by applicable law, shall be in writing and signed or consented to in writing by the General Partner and by Partners holding a majority of the Percentage; provided, however, that the General Partner, without the consent of any Limited Partner, may amend any provision of this
Agreement or of the Certificate of Limited Partnership to reflect (a) the admission of additional or substitute Partners in accordance with this
Agreement, (b) a change that is necessary to qualify the Partnership as a limited partnership under the laws of any state or that is necessary or advisable in the opinion of the counsel to the Partnership to ensure that the Partnership will not be treated as an association taxable as a corporation for federal income tax purposes, except that as otherwise expressly provided by this Agreement, no amendment may (a) without the consent of the Partners who are materially adversely affected by such amendment, (1) alter a Partner's personal liability for liabilities or obligations of the Partnership or (2) alter the allocation of Partnership income, gain, loss or deduction or any distribution hereunder to which a Partner may be entitled, or (b) without the consent of the Partners owning the requisite Percentages to take the action which is the subject of the provision being amended, amend any provision of this Agreement relating to such action, including this Section 9.14 with respect to any such provision.

          SECTION 9.15. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes all other representations, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.

          IN WITNESS WHEREOF, the Partners have executed and delivered this Agreement as of the date first written above.


                                             GENERAL PARTNER:

                                             Hilite Industries - Texas, Inc.


                                             By: /s/  Daniel W. Brady
                                                --------------------------------
                                                  Daniel W. Brady
                                                  Vice Chairman of the Board of
                                                  Directors and Chief Operating
                                                  Officer


                                             LIMITED PARTNER:

                                             Hilite Industries - Delaware, Inc.


                                             By: /s/  James E. Lineberger, Jr.
                                                --------------------------------
                                                  James E. Lineberger, Jr.
                                                  President and Treasurer

                                                                      SCHEDULE A


             NAME, ADDRESS AND CAPITAL CONTRIBUTIONS OF THE PARTNERS

                                                                      PERCENTAGE
GENERAL PARTNER                      CAPITAL CONTRIBUTION              INTEREST
---------------                      --------------------             ----------

Hilite Industries - Texas, Inc.      All of its assets, as                1%
1671 S. Broadway                     described in Schedule
Carrollton, Texas 75006              A1.
Attn: General Counsel
Tel: (972) 242-2116
Fax: (972) 242-2902


LIMITED PARTNER
---------------
Hilite Industries - Delaware, Inc.   All of its assets, as                99%
300 Delaware Avenue                  described in Schedule
Wilmington, DE 19801                 A2.
Attn: General Counsel
Tel:
Fax:

                                                                     SCHEDULE A1

                                  BILL OF SALE

     THIS BILL OF SALE, dated January 30, 1998 is being executed and delivered pursuant to the Assignment and Assumption Agreement dated December 31, 1997 (the "Agreement"), between Hilite Industries, Inc., a Delaware corporation ("Transferor"), hereby assigns and transfers to Hilite Industries-Texas, Inc., a Delaware corporation and a wholly-owned subsidiary of Transferor ("Transferee"). Capitalized terms used herein without definition have the respective meanings given to them in the Agreement.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Transferor and Transferee hereby agree as follows:

     Section 1. Transferor hereby assigns, transfers, conveys and delivers to Transferee, and Transferee hereby acquires and accepts, all of the Assets with the exception of the Excluded Assets. The Assets include, but are not limited to:

          (1) all machinery, equipment, computers, computer hardware, tools, inventory, supplies, construction in progress, furniture, automobiles, and all other tangible assets of Transferor wherever located;

          (2) all the interest of and the rights and benefits accruing to Transferor as lessee under all leases or rental agreements covering the Assets;

          (3) all of the rights and benefits accruing to Transferor under the Contracts;

          (4) all operating data and records of Transferor, including without limitation client lists and records, referral sources, mailing lists, equipment logs, operating guides and manuals, copies of financial, accounting and personnel records, correspondence and other similar documents and records;

          (5)  all of Transferor's rights to any intellectual property;

          (6)  the  Real  Property  and  all  other  real   property   owned  by
               Transferor;

          (7)  all prepaid expenses; and

          (8)  all receivables of the Transferor.

     TO HAVE AND TO HOLD such Assets unto Transferee and its successors and assigns, to and for their use forever.

     Section 2. To the extent there is a conflict between the terms and provisions of this Bill of Sale and those of the Agreement, the terms and provisions of the Agreement will govern.

     IN WITNESS WHEREOF, Transferor and Transferee have caused this Bill of Sale to be duly executed as of the date first written above.

                                             HILITE INDUSTRIES, INC.


                                             By:   /s/ Samuel M. Berry
                                                 -------------------------
                                                  Samuel M. Berry
                                                  President, Chief Operating
                                                  Officer and Director

                                             HILITE INDUSTRIES-TEXAS, INC.


                                             By:   /s/ Daniel W. Brady
                                                 -------------------------
                                                  Daniel W. Brady
                                                  Vice Chairman of the Board of
                                                  Directors and Chief Operating
                                                  Officer

                                                                     SCHEDULE A2

                                  BILL OF SALE

     THIS BILL OF SALE, dated January 30, 1998 is being executed and delivered pursuant to the Assignment and Assumption Agreement dated December 31, 1997 (the "Agreement"), between Hilite Industries-Texas, Inc., a Delaware corporation (the "Transferor"), and Hilite Industries-Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of the Transferor (the "Transferee"). Capitalized terms used herein without definition have the respective meanings given to them in the Agreement.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Transferor and Transferee hereby agree as follows:

     Section 1. Transferor hereby assigns, transfers, conveys and delivers to Transferee, and Transferee hereby acquires and accepts, all of the Assets with the exception of the Excluded Assets. The Assets include, but are not limited to:

          (1) all machinery, equipment, computers, computer hardware, tools, inventory, supplies, construction in progress, furniture, automobiles, and all other tangible assets of Transferor wherever located;

          (2) all the interest of and the rights and benefits accruing to Transferor as lessee under all leases or rental agreements covering the Assets;

          (3) all of the rights and benefits accruing to Transferor under the Contracts;

          (4) all operating data and records of Transferor, including without limitation client lists and records, referral sources, mailing lists, equipment logs, operating guides and manuals, copies of financial, accounting and personnel records, correspondence and other similar documents and records;

          (5)  all of Transferor's rights to any intellectual property;

          (6)  the  Real  Property  and  all  other  real   property   owned  by
               Transferor;

          (7)  all prepaid expenses; and

          (8)  all receivables of the Transferor.

     TO HAVE AND TO HOLD such Assets unto Transferee and its successors and assigns, to and for their use forever.

     Section 2. To the extent there is a conflict between the terms and provisions of this Bill of Sale and those of the Agreement, the terms and provisions of the Agreement will govern.

     IN WITNESS WHEREOF, Transferor and Transferee have caused this Bill of Sale to be duly executed as of the date first written above.

                                             HILITE INDUSTRIES-TEXAS, INC.


                                             By:   /s/ Daniel W. Brady
                                                -------------------------------
                                                  Daniel W. Brady
                                                  Vice Chairman of the Board of
                                                  Directors and Chief Operating
                                                  Officer


                                             HILITE INDUSTRIES-DELAWARE, INC.


                                             By:   /s/ James E. Lineberger, Jr.
                                                -------------------------------
                                                  James E. Lineberger, Jr.
                                                  President and Treasurer